UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑       Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ally Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 28, 2020, for Ally Financial Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/ALLY. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before April 17, 2020.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/ALLY

Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/ALLY	(866) 648-8133	paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO. SHARES

Ally Financial Inc. Notice of Annual Meeting of Stockholders

Date: Tuesday, April 28, 2020
Time: 9:00 a.m. EDT
Place: Waterview Loft, 130 E. Atwater Street Detroit, Michigan, 48226*

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote "FOR" the following proposals:

1. Election of Directors

Nominees
01 Franklin W. Hobbs
02 Kenneth J. Bacon
03 Katryn (Trynka) Shineman Blake
04 Maureen A. Breakiron-Evans
05 William H. Cary
06 Mayree C. Clark
07 Kim S. Fennebresque
08 Marjorie Magner
09 Brian H. Sharples
10 John J. Stack
11 Michael F. Steib
12 Jeffrey J. Brown

2. Advisory vote on executive compensation.
3. Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020.

* As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), we are planning for the possibility that the annual meeting may be held only through remote communication. If we decide to take this step, we will announce it in advance of the annual meeting together with details on how to participate.